Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT
TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K of The Hillshire Brands Company (the “Company”) for the fiscal year ended June 28, 2014 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Sean M. Connolly, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:
          (1)     The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
          (2)     The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

Dated: August 21, 2014

/s/ Sean M. Connolly

Sean M. Connolly
President and Chief Executive Officer